SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 5, 2001



                               DIGEX, INCORPORATED
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             (Exact name of registrant as specified in its charter)



       Delaware                      000-26873                 59-3582217
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                    File Number)          Identification No.)



                      One Digex Plaza, Beltsville, MD 20750
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:(240) 264-2000
                                                   --------------



                                 Not Applicable
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         (Former name or former address, if changed since last report)





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Item 5.  Other Events.


     On March 5, 2001, Digex, Incorporated ("Digex") announced that a definitive Stipulation of Settlement was signed to settle all claims related to a consolidated class action suit (the "Action") pending in the Court of Chancery of the State of Delaware (the "Delaware Court of Chancery") against Intermedia Communications Inc. ("Intermedia"), Digex, certain interested directors of Digex, and WorldCom, Inc. ("WorldCom") arising out of WorldCom's planned acquisition of a controlling interest in Digex through a merger with Intermedia. The court has entered its order directing that notice of the settlement be sent to members of the class and a settlement hearing has been scheduled to be held on April 6, 2001, at 2:00 PM in the Delaware Court of Chancery. The final settlement of the Action is subject to the satisfaction of certain conditions as well as final court approval.

     As previously announced on February 15, 2001, the principal terms of the settlement involve, among other things, WorldCom and Digex entering into a series of commercial agreements and a settlement fund of $165 million in WorldCom common stock, based upon WorldCom stock's trading price for a period preceding the WorldCom-Intermedia merger, being created for Digex stockholders (other than Intermedia) and plaintiffs' counsel fees. Net of plaintiffs' counsel fees, one-half of the settlement fund will be distributed to holders of Digex Class A common stock as of September 1, 2000 and the balance will be distributed to such holders as of a future record date to be determined and expected to be on or about the date of the WorldCom-Intermedia merger.

     The registrant hereby incorporates by reference the Order and Final Judgment attached hereto as Exhibit 99.1, the Stipulation of Settlement attached hereto as Exhibit 99.2, the Scheduling Order attached hereto as Exhibit 99.3 and the Notice of Pendency of Class and Derivative Action, Proposed Settlement, and Settlement Hearing attached hereto as Exhibit 99.4 into this Item 5.

     On March 1, 2001, Digex entered into the following Agreements: (i) the Master Channel Agreement (the "Master Channel Agreement") dated as of January 1, 2001 between MCI WorldCom Network Services, Inc. ("MCI") and Digex, (ii) Amendment No. 1 to the UUdirect Multi-Megabit Agreement dated October 18, 2000 between UUNET Technologies, Inc. and Digex and (iii) the Master Facilities Agreement (the "Master Facilities Agreement") dated as of January 1, 2001 between MCI and Digex. The forms of Master Channel Agreement and Master Facilities Agreement are attached hereto as Exhibits 99.5 and 99.6 respectively.


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Item 7.  Financial Statements and Exhibits.


     (c) The following Exhibits are filed as part of this report:


         EXHIBIT NO.                           DESCRIPTION

          99.1 Order and Final Judgment

          99.2 Stipulation of Settlement

          99.3 Scheduling Order

          99.4 Notice of Pendency of Class and Derivative Action, Proposed Settlement, and Settlement Hearing

          99.5 Master Channel Agreement dated as of January 1, 2001 between MCI WorldCom Network Services, Inc. and Digex, Incorporated

          99.6 Master Facilities Agreement dated as of January 1, 2001 between MCI WorldCom Network Services, Inc. and Digex, Incorporated




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             DIGEX, INCORPORATED
                             (Registrant)




Dated:  March 5, 2001        By:  /s/ Timothy Adams
                                  ----------------------------------------------
                                      Name:  Timothy Adams
                                      Title:  Chief Financial Officer








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                                  EXHIBIT INDEX

EXHIBIT NO.                            DESCRIPTION

     99.1 Order and Final Judgment

     99.2 Stipulation of Settlement

     99.3 Scheduling Order

     99.4 Notice of Pendency of Class and Derivative Action, Proposed Settlement, and Settlement Hearing

     99.5 Master Channel Agreement dated as of January 1, 2001 between MCI WorldCom Network Services, Inc. and Digex, Incorporated

     99.6 Master Facilities Agreement dated as of January 1, 2001 between MCI WorldCom Network Services, Inc. and Digex, Incorporated






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